Confidential material omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omissions.


                                                                   Exhibit 10.31


                       COLLABORATION AND LICENSE AGREEMENT

                                     BETWEEN

                           HUMAN GENOME SCIENCES, INC.

                                       AND

                                   DYAX CORP.

                                 March 17, 2000

TABLE OF CONTENTS

1.   DEFINITIONS..............................................................2
2.   LICENSE GRANTS AND NONSUIT...............................................5
3.   PAYMENTS AND ROYALTIES...................................................6
4.   COLLABORATION, TECHNOLOGY TRANSFER, TRAINING AND SUPPORT................10
5.   CONFIDENTIALITY.........................................................11
6.   INTELLECTUAL PROPERTY OWNERSHIP.........................................12
7.   PATENT PROSECUTION AND LITIGATION.......................................13
8.   STATEMENTS AND REMITTANCES..............................................15
9.   TERM AND TERMINATION....................................................16
10.  WARRANTIES AND REPRESENTATIONS..........................................17
11.  INDEMNIFICATION.........................................................18
12.  FORCE MAJEURE...........................................................20
13.  DISPUTE RESOLUTION......................................................20
14.  ENTIRE AGREEMENT........................................................21
15.  NOTICES.................................................................22
16.  ASSIGNMENT AND CHANGE OF CONTROL........................................22
17.  COUNTERPARTS............................................................23
18.  WAIVER..................................................................23
19.  INDEPENDENT RELATIONSHIP................................................23
20.  FURTHER ACTIONS.........................................................23
     EXHIBIT A...............................................................27
     EXHIBIT B...............................................................29
     EXHIBIT C...............................................................30

Confidential material omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omissions.

                       COLLABORATION AND LICENSE AGREEMENT

      This Agreement ("Agreement") dated as of the 17th of March 2000 (the "Effective Date"), is entered into by Human Genome Sciences, Inc. ("HGS"), a Delaware corporation, having its principal offices at 9410 Key West Avenue, Rockville, Maryland 20850, and Dyax Corp., ("DYAX"), a Delaware corporation having its principal offices at One Kendall Square, Bldg. 600, Suite 623, Cambridge, Massachusetts 02139. The parties hereby agree as follows:

1. DEFINITIONS

      1.1 "AFFILIATE" shall mean any individual or entity directly or indirectly controlling, controlled by or under common control with, the specified individual or entity. For purposes of this Agreement, the direct or indirect ownership of fifty percent (50%) or more of the outstanding voting securities of an entity, or the right to receive fifty percent (50%) or more of the profits or earnings of an entity shall be deemed to constitute control.

      1.2 "COLLABORATION PRODUCT" shall mean any product *************, discovered by DYAX using the DYAX TECHNOLOGY during the COLLABORATION TERM, and that binds to an HGS TARGET.

      1.3 "COLLABORATION TERM" shall mean the period beginning on the Effective Date and ending on March 15, 2005.

      1.4 "CONFIDENTIAL INFORMATION" means any scientific, technical, trade or business information disclosed by one Party to the other Party which is (a) disclosed in writing or other tangible form and labeled "CONFIDENTIAL" at the time of disclosure or (b) disclosed verbally and identified as confidential at the time of disclosure and subsequently summarized and confirmed in writing as confidential within thirty (30) days of such oral disclosure. "Confidential Information" does not include information which (a) was known to the Receiving Party at the time it was disclosed, other than by previous disclosure by the Disclosing Party, as evidenced by written records at the time of disclosure: (b) at the time of disclosure or later becomes publicly known under circumstances involving no breach of this Agreement; (c) is lawfully and in good faith made available to the Receiving Party by a third party who did not derive it from the Disclosing Party and who imposes no obligation of confidence on the Receiving Party; (d) is developed by the Receiving Party independent of any disclosure by the Disclosing Party, as evidenced by the Receiving Party's written records; or
(e) is required by law or regulation to be disclosed.

      1.5 "DIAGNOSTIC FIELD" shall mean all in vitro research, analysis, detection or diagnostic uses, and not for any in vivo diagnostic, therapeutic, purification or separations, agricultural, industrial enzyme or other uses.

      1.6 "DYAX FIELD" shall mean all agricultural, industrial enzyme, and purification and separation uses.

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Confidential material omitted and filed separately with the Securities and
Exchange Commission. Asterisks denote such omissions.

      1.7 "DYAX PATENT RIGHTS" shall mean any and all claims of United States Patent Nos. 5,223,409, 5,403,484, 5,571,698, and 5,837,500 (collectively, the
"U.S. Patents"), reissues, reexaminations, renewals and extensions thereof, and all continuations, continuations-in-part and divisionals of the applications for such U.S. patents and all counterparts thereto in countries outside the United States, which patents and patent applications as of the Effective Date are listed in Exhibit A. *************.

      1.8 "DYAX TECHNOLOGY" shall mean collectively the ************* phage libraries listed in Exhibit B, ************* (the "Dyax Libraries") and associated reagents, protocols, and know-how of DYAX relating to the Dyax Libraries that are transferred to HGS in accordance with this Agreement, and any IMPROVEMENTS and associated reagents, protocols and know-how relating to the Dyax Libraries.

      1.9 "FIELD OF USE" shall mean the THERAPEUTIC FIELD, DIAGNOSTIC FIELD, and/or RESEARCH REAGENT FIELD, *************, or any purification or separations, agricultural, industrial enzymes or any other uses.

      1.10 "FTE" shall mean a full time equivalent employee assigned to HGS pursuant to Paragraph 4.4.

      1.11 "HGS PATENT RIGHTS" shall mean PATENT RIGHTS which HGS owns or which HGS is licensed to use and which directly relate to a target at the Effective Date or during the TECHNOLOGY TERM.

      1.12 "HGS TARGET" shall mean a target for which HGS has HGS PATENT RIGHTS.

      1.13 "IMAGING FIELD" shall mean all in vivo detection or diagnostic uses, and not for use in any Therapeutic Field or Diagnostic Field.

      1.14 "IMPROVEMENTS" shall mean any improvement to the Dyax Libraries made by DYAX during the COLLABORATION TERM or by HGS during the TECHNOLOGY TERM,
*************.

      1.15 "IND" shall mean an Investigational New Drug application filed with the Food and Drug Administration in the United States of America, or the successor agency thereto (the "FDA"), or any equivalent filing with the applicable foreign regulatory authority to commence human clinical testing of a product in any other country.

      1.16 "MAJOR COUNTRY" shall mean the United States, Canada, Japan, United Kingdom, France, Germany, Italy or Spain.

      1.17 "NET REVENUES" shall mean all payments received by HGS and its AFFILIATES from THIRD PARTIES, whether cash or other consideration, from the license or sublicense of a COLLABORATION PRODUCT OR NON-COLLABORATION PRODUCT, less any payments made to reimburse HGS or its AFFILIATES for any actual costs incurred.

Confidential material omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omissions.

      1.18 "NET SALES" shall mean the amounts invoiced on the sales of a product by a Party and its AFFILIATES and their distributors to independent, unrelated third parties in bona fide arms' length transactions, less the following deductions properly documented actually allowed and taken by such third parties and not otherwise recovered by or reimbursed by the Party or its AFFILIATES: (a) trade, cash and quantity discounts, including charge backs; (b) taxes on sales (such as sales or use taxes) to the extent added to the sales price and set forth separately as such in the total amount invoiced; (c) freight, insurance and other transportation charges to the extent added to the sales prices and set forth separately as such in the total amount invoiced; (d) amounts repaid or credited by reason of rejections, defects or returns, or because of retroactive price reductions, or due to governmental laws or regulations requiring rebates;
(e) import duties; and means further the amount of fair market value of all other consideration received by the Party or its AFFILIATES in respect of the product, whether such consideration is in cash, payments in kind, exchange or other forms; but does not mean sales of the product between or among a Party and its AFFILIATES. In the event a product is sold in combination with other active components ("Combination Product"), NET SALES for purposes of royalty payments on the Combination Products shall be calculated *************.

      1.19 "NON-COLLABORATION PRODUCT" shall mean any product *************, discovered by HGS using the DYAX TECHNOLOGY during the TECHNOLOGY TERM, and that binds to an HGS TARGET.

      1.20 "NON-DYAX PRODUCT" shall mean any product discovered by HGS not using DYAX TECHNOLOGY, but using inventions claimed in DYAX PATENT RIGHTS and for which HGS requires a license pursuant this Agreement to DYAX PATENT RIGHTS.
*************.

      1.21 "PATENT RIGHTS" shall mean patent applications or patents, author certificates, inventor certificates, utility certificates, improvement patents, and models and certificates of addition, and all foreign counterparts of them and includes divisions, renewals, continuations, continuations-in-part, extensions, reissues, substitutions, confirmations, registrations, revalidations, or additions of or to them as well as any supplementary protection certificate or any other post patent expiration extension of patent protection in respect to them.

      1.22 "RESEARCH PROGRAM IP" shall mean all results of the collaboration between DYAX AND HGS described in Article 4 herein, including all materials and data, and all PATENT RIGHTS covering such results; *************.

      1.23 "RESEARCH REAGENT FIELD" shall mean the use of ************* for research purposes.

      1.24 "SB/HGS LICENSE AGREEMENT" shall mean the SB/HGS License Agreement dated June 28, 1996 between SmithKline Beecham Corporation, SmithKline Beecham p.l.c., and Human Genome Sciences, Inc., and all predecessor and successor agreements, in each case as amended or supplemented after the date hereof, including the SB/HGS Diagnostic License Agreement dated July 24, 1997.

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Confidential material omitted and filed separately with the Securities and
Exchange Commission. Asterisks denote such omissions.

      1.25 "SPC" shall mean a right based upon an underlying patent such as a Supplementary Protection Certificate.

      1.26 "TECHNOLOGY TERM" shall mean the period beginning on the Effective Date and ending on March 15, 2010.

      1.27 "THERAPEUTIC FIELD" shall mean all human therapeutic and prophylactic uses, *************.

      1.28 "THIRD PARTY" shall mean any party, other than HGS or DYAX or an AFFILIATE of DYAX or HGS.

2. LICENSE GRANTS AND NONSUIT

      2.1 DYAX grants to HGS a royalty-free non-exclusive, worldwide license (without the right to grant sublicenses) to DYAX PATENT RIGHTS,DYAX TECHNOLOGY and IMPROVEMENTS for HGS to perform research and development solely on HGS' behalf in the FIELD OF USE during the TECHNOLOGY TERM.

      2.2 DYAX hereby grants to HGS a non-exclusive, worldwide license to DYAX PATENT RIGHTS, DYAX TECHNOLOGY and IMPROVEMENTS to research, develop, make, have made, use, import, offer to sell and sell COLLABORATION PRODUCTS and NON-COLLABORATION PRODUCTS in the FIELD OF USE *************.

      2.3 DYAX hereby grants to HGS an exclusive, worldwide license to research, develop, make, have made, use, import, offer to sell and sell COLLABORATION PRODUCTS in the FIELD OF USE and to sublicense the research, development, manufacture, use, importation and sale of such COLLABORATION PRODUCTS in the FIELD OF USE.

      2.4 DYAX hereby grants to HGS a non-exclusive, worldwide license to DYAX PATENT RIGHTS to research, develop, make, have made, use, import, offer to sell and sell NON-DYAX PRODUCTS in the FIELD OF USE and to sublicense solely the research, development, manufacture, use, importation and sale of such NON-DYAX PRODUCTS in the FIELD OF USE.

      2.5 Effective July 1, 2001, and subject to conditions set out below, HGS hereby agrees to grant to DYAX an exclusive worldwide license ************* to research, develop, make, have made, use, import, offer to sell and sell COLLABORATION PRODUCTS in the IMAGING FIELD, whenever discovered, and to sublicense the research, development, manufacture, use, importation and sale of such COLLABORATION PRODUCTS in the IMAGING FIELD. If a license to any HGS PATENT is needed to effectuate this license for any product in the IMAGING FIELD, HGS agrees to grant DYAX a non-exclusive worldwide license to such HGS PATENT.

            2.5.1 In the event that DYAX wishes to obtain a license pursuant to this Paragraph 2.5 to a COLLABORATION PRODUCT in the IMAGING FIELD, DYAX shall

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Confidential material omitted and filed separately with the Securities and
Exchange Commission. Asterisks denote such omissions.

submit a written notice to HGS identifying the COLLABORATION PRODUCT and the HGS TARGET to which it binds.

            2.5.2 Within thirty (30) days after receipt of such notice, HGS shall notify DYAX in writing if HGS does not have the right or the obligation as defined in Paragraph 2.5.3 to grant DYAX the license under Paragraph 2.5 for such COLLABORATION PRODUCT. If HGS does not have such right or obligation, HGS shall not be obligated to grant to DYAX the exclusive license under Paragraph
2.5 for such product. *************.

            2.5.3 HGS shall not have the right or the obligation to grant DYAX a license to research, develop, make, have made, use, import, offer to sell and sell COLLABORATION PRODUCTS in the IMAGING FIELD, if (1) HGS has previously granted a license or an option to a license under part or all of HGS PATENT RIGHTS to a THIRD PARTY for use of the HGS TARGET and/or compounds that bind to the target in the field of human diagnostics; *************.

      2.6 As requested by DYAX with respect to a NON-COLLABORATION PRODUCT, HGS agrees to discuss with DYAX the possibility of granting to DYAX a license ************* to research, develop, make, have made, use, import offer to sell and sell NON-COLLABORATION PRODUCTS in the IMAGING FIELD *************.

      2.7 *************. No license to any HGS PATENT RIGHTS is granted by this Paragraph, even if such license is necessary to effectuate the license granted pursuant to this Paragraph, and no such license to any HGS PATENT RIGHTS shall be implied.

      2.8 *************.

      2.9 *************.

      2.10 HGS agrees to use commercially reasonable efforts to research and development, obtain any necessary governmental approvals, market and sell COLLABORATION PRODUCTS in a MAJOR COUNTRY, and after the end of the COLLABORATION TERM, upon DYAX's request to provide DYAX with written updates on such efforts.

3. PAYMENTS AND ROYALTIES

      3.1 In consideration of the licenses and rights of ownership granted and to be granted hereunder, HGS will pay to DYAX within ************* of the Effective Date *************.

      HGS Therapeutic Products

      3.2 Subject to Paragraphs 3.4 and 3.11, for each COLLABORATION PRODUCT or NON-COLLABORATION PRODUCT which is sold in the THERAPEUTIC FIELD, HGS shall pay to DYAX the following royalties and milestone payments *************:

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Confidential material omitted and filed separately with the Securities and
Exchange Commission. Asterisks denote such omissions.

            (a)   *************;

            (b)   *************;

            (c)   *************;

            (d)   *************

            (e) a royalty ************* of such COLLABORATION PRODUCT or NON-COLLABORATION PRODUCT sold by HGS or its AFFILIATES.

*************.

      3.3 Subject to Paragraphs 3.4 and 3.11, if HGS outlicenses a COLLABORATION PRODUCT or NON-COLLABORATION PRODUCT to a THIRD PARTY for sale in the THERAPEUTIC FIELD, HGS shall pay to DYAX, in lieu of milestones and royalties, the following:

            (a) ************* NET REVENUE received by HGS from such outlicense, if the product is outlicensed prior to payment of the milestone owed pursuant to Paragraph 3.2(a);

            (b) ************* NET REVENUE received by HGS from such outlicense, if the product is outlicensed after payment of the milestone owed pursuant to Paragraph 3.2(a), but prior to payment of the milestone owed pursuant to Paragraph 3.2(b);

            (c) ************* NET REVENUE received by HGS from such outlicense, if the product is outlicensed after payment of the milestone owed pursuant to Paragraph 3.2(b).

      3.4 *************.

HGS In Vitro Diagnostic and Research Reagent Products

      3.5 Subject to Paragraph 3.11, for each COLLABORATION PRODUCT or NON-COLLABORATION PRODUCT which is sold by HGS or its AFFILIATES in the DIAGNOSTIC FIELD or the RESEARCH REAGENT FIELD, HGS shall pay to DYAX the following royalty:

            (a) a royalty of ************* of NET SALES of such COLLABORATION PRODUCT or NON-COLLABORATION PRODUCT sold by HGS or its AFFILIATES.

      No milestones shall be owed on such products.

Confidential material omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omissions.

      3.6 Subject to Paragraph 3.11, if HGS outlicenses a COLLABORATION PRODUCT or NON-COLLABORATION PRODUCT to a THIRD PARTY for sale in the DIAGNOSTIC FIELD or the RESEARCH REAGENT FIELD, HGS shall pay to DYAX, in lieu of the royalty set forth in Paragraph 3.5, the following:

            (a) ************* the portion of NET REVENUES received by HGS from such outlicense, which portion is attributable to the product outlicensed. *************.

      HGS Non-Dyax Products

      3.7 Subject to Paragraphs 3.8 and 3.12, for each NON-DYAX PRODUCT which is sold by HGS, its AFFILIATES or its licensees, HGS shall pay to DYAX the following royalty:

            (a) a royalty of ************* NET SALES of such NON-DYAX PRODUCT sold by HGS, its AFFILIATES or its licensees in the THERAPEUTIC FIELD; and

            (b) a royalty of ************* NET SALES of such NON-DYAX PRODUCT sold by HGS, its AFFILIATES or its licensees in the DIAGNOSTIC FIELD or the RESEARCH REAGENT FIELD.

      3.8 *************.

      DYAX Products in the Imaging Field

      3.9 Subject to Paragraph 3.13, for each COLLABORATION PRODUCT which is sold by DYAX or its AFFILIATES in the IMAGING FIELD, DYAX shall pay to HGS the following royalty:

            (a) a royalty of ************* NET SALES of such COLLABORATION PRODUCT sold by DYAX or its AFFILIATES.

      No milestones shall be owed on such products.

      3.10 Subject to Paragraph 3.13, if DYAX outlicenses a COLLABORATION PRODUCT to a THIRD PARTY for sale in the IMAGING FIELD, DYAX shall pay to HGS, in lieu of the royalty set forth in Paragraph 3.5, the following:

            (a) ************* NET REVENUES received by DYAX from such outlicense, which portion is attributable to the product outlicensed. *************.

      Miscellaneous

      3.11 Royalty and revenue obligations under Paragraphs 3.2, 3.3, 3.5 and 3.6, with respect to COLLABORATION OR NON-COLLABORATION PRODUCT, shall terminate on a

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Confidential material omitted and filed separately with the Securities and
Exchange Commission. Asterisks denote such omissions.

country-by-country basis and on a product by product basis on the later of (i) ************* (ii) expiration of the last to expire patent (whether or not owned by HGS) on the relevant product licensed to HGS under this Agreement which covers the making, having made, importing, offering to sell or using or selling of such product in the country in which such product was developed, made, sold or used.

      3.12 Royalty obligations under Paragraph 3.7, with respect to a NON-DYAX PRODUCT, shall terminate on a country-by-country basis and on a product by product basis on the later of (i) ************* or (ii) the expiration of the last to expire patent (whether or not owned by HGS) on the relevant product licensed to HGS under this Agreement which covers the making, having made, importing, offering to sell or using or selling of such product in the country in which such product was developed, made, sold or used.

      3.13 Royalty obligations under Paragraphs 3.9 and 3.10, with respect to a COLLABORATION PRODUCT sold by DYAX in the IMAGING FIELD, shall terminate on a country-by-country basis and on a product by product basis *************.

      3.14 For purposes of this Article 2.10, (a) "Phase III clinical trial" shall mean a human clinical trial in any country the results of which could be used as pivotal to establish safety and efficacy of a product as a basis for a marketing approval application submitted to the FDA or the appropriate regulatory authority of such other country, or that would otherwise satisfy the requirements of 21 CFR 312.21(c); and (b) a trial shall be "started" upon the enrollment of the first patient for such trial. If the nature of a trial earlier than Phase III is not determined to be pivotal until after completion of the trial, then any milestone payment that would have been due upon start of a Phase III trial shall be due upon submission of the trial in support of the filing of an application for marketing approval in a MAJOR COUNTRY.

      3.15 If, at the time when any milestone payment listed in Paragraph 3.2 with respect to a product is due from HGS, HGS has not paid all other milestone payments (if any) previously listed in such Paragraph with respect to such product, then at such time HGS shall pay all such unpaid milestone payments (if any) previously listed in such Paragraph with respect to such product. If, at the time of the first commercial sale of a product by HGS or its AFFILIATE, HGS has not paid all milestone payments (if any) listed in Paragraph 3.2 with respect to such product, then at such time HGS shall pay all such unpaid milestone payments (if any) listed in such Paragraph with respect to such product.

      3.16 In the event that a party or its AFFILIATE sells product to a THIRD PARTY that also purchases other products or services from such party or its AFFILIATE, and such party or its AFFILIATE discounts the purchase price of such product to a greater degree than it generally discounts the price of its other products to such customer, then in such case the NET SALES for the sale of such product to such THIRD PARTY shall be deemed to equal the arm's length price that third parties would generally pay for such product alone when not purchasing any other product or service from such party or its AFFILIATE. For purposes of this provision "discounting" includes establishing the list price at a lower-than-normal level.

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Confidential material omitted and filed separately with the Securities and
Exchange Commission. Asterisks denote such omissions.

      3.17 The manner in which statements and remittances of royalty and other payments are handled is as set forth in Article 8 hereof.

4. COLLABORATION, TECHNOLOGY TRANSFER, TRAINING AND SUPPORT

      4.1 This collaboration between the parties shall be managed by a Steering Committee, which shall consist of two (2) senior representatives of each party.

            4.1.1 Each party shall notify the other party in writing of its initial representatives to the Steering Committee within thirty (30) days after the Effective Date. Each party may substitute one or more representatives from time to time effective upon written notice to the other party.

            4.1.2 The Steering Committee shall meet in person or by conference call not less than once a quarter during the COLLABORATION TERM.

      4.2 Within forty-five (45) days of the Effective Date, DYAX will provide to HGS Dyax Libraries for HGS' research use in the FIELD OF USE. *************.

      4.3 DYAX shall provide training to HGS in the use of such libraries at either HGS facilities or at DYAX facilities as the parties shall mutually agree.

      4.4 Subject to Paragraph 4.5, DYAX shall provide to HGS at DYAX's facilities ************* FTEs *************. Such FTEs, at HGS' direction, shall be available for and may be used: *************.

            4.4.1 DYAX shall appoint a project team which includes a project leader ("DYAX PROJECT LEADER") to coordinate the work of the ************* FTEs and such DYAX PROJECT LEADER shall coordinate with an HGS designated project leader ("HGS PROJECT LEADER") all work to be done pursuant to this Article.

            4.4.2 Within thirty (30) days of the Effective Date, the HGS PROJECT LEADER, in consultation and collaboration with the DYAX PROJECT LEADER, shall prepare a six-month work plan for the ************* FTEs.

            4.4.3 The DYAX PROJECT LEADER shall be responsible for coordinating the ************* FTEs and insuring that all diligent efforts are made to complete the objectives of the work plan in a timely and efficient manner, and such work of the DYAX PROJECT LEADER shall be part of the FTEs assigned to HGS.

            4.4.4 At least once a month, the HGS PROJECT LEADER and the DYAX PROJECT LEADER shall meet in person or by conference call to discuss the progress made with respect to the work plan, including the capacity of the FTEs assigned to HGS, and based on that progress, the HGS PROJECT LEADER shall prepare a work plan for the following six months in consultation and collaboration with the DYAX PROJECT LEADER.

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Confidential material omitted and filed separately with the Securities and
Exchange Commission. Asterisks denote such omissions.

      4.5 Upon 90-day notice to DYAX, HGS may request that DYAX increase the number of FTEs assigned to HGS. Upon 180 day notice, HGS may request that DYAX decrease the number of FTEs assigned to HGS, *************.

      4.6 HGS shall pay to DYAX research support payments based on the level of FTEs assigned to HGS pursuant to Paragraph 4.4, *************. In addition, HGS shall reimburse DYAX for any mutually agreed upon out-of-pocket external expenses incurred during the Research Collaboration, provided, however, DYAX acknowledges that the payment made pursuant to Paragraph 3.1 is intended, among other things, to cover the costs of any additional facilities and equipment required to support the ************* FTEs.

      4.7 At any time after the first two years *************, HGS or DYAX may cancel future research support and the parties' obligations under Paragraphs 4.4 and 4.6 shall terminate.

      4.8 As part of the collaboration and if not in conflict with any of DYAX's existing agreements, HGS shall have the right to enter into one or more agreements with DYAX for DYAX in the field of high throughput purification of HGS TARGETS *************, and to discover and develop affinity ligands for the separation and purification of HGS products or HGS TARGETS for clinical and commercial use on standard affinity ligand development terms as set forth in Exhibit C to this Agreement.

5. CONFIDENTIALITY

      5.1 During the term of this Agreement and for a period of ************* following the expiration or earlier termination hereof, each party shall maintain in confidence the CONFIDENTIAL INFORMATION of the other party, and shall not disclose, use or grant the use of the CONFIDENTIAL INFORMATION of the other party except on a need-to-know basis to such party's AFFILIATES, directors, officers and employees, and such party's consultants and collaborators, to the extent such disclosure is reasonably necessary in connection with such party's activities as expressly authorized by this Agreement. To the extent that disclosure to any person is authorized by this Agreement, prior to disclosure, a party shall obtain written agreement of such person to hold in confidence and not disclose, use or grant the use of the CONFIDENTIAL INFORMATION of the other party except as expressly permitted under this Agreement. Each party shall notify the other party promptly upon discovery of any unauthorized use or disclosure of the other party's CONFIDENTIAL INFORMATION. Upon the expiration or earlier termination of this Agreement, each party shall return to the other party all tangible items regarding the CONFIDENTIAL INFORMATION of the other party and all copies thereof; provided, however, that each party shall have the right to retain one (1) copy for its legal files for the sole purpose of determining its obligations hereunder.

      5.2 No public announcement concerning (i) the existence or terms of this Agreement, (ii) research and/or discoveries made by one party, (iii) milestones achieved by one party, or (iv) exercise by one party of rights and options granted under this Agreement, shall be made, either directly or indirectly, by any other party to this Agreement without prior written notice and, except as may be legally required, or as may be legally required for a public offering of

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Confidential material omitted and filed separately with the Securities and
Exchange Commission. Asterisks denote such omissions.

securities, or as may be required for recording purposes, without first obtaining the approval of the other party and agreement upon the nature and text of such announcement, such agreement and/or approval not to be unreasonably withheld. The party desiring to make any such public announcement shall inform the other party of the proposed announcement or disclosure at least five (5) business days prior to public release, and shall provide the other party with a written copy thereof, in order to allow such other party to comment upon such announcement or disclosure. This Paragraph shall not apply to any information in a public announcement that is information essentially identical to that contained in a previous public announcement agreed to pursuant to this paragraph.

      5.3 The confidentiality obligations under Paragraphs 5.1 and 5.2 shall not apply to the extent that a party is required to disclose information by applicable law, regulation or order of a governmental agency or a court of competent jurisdiction; provided, however, that to the extent practicable, such party (a) shall provide advance written notice thereof to the other party and consult with the other party prior to such disclosure with respect thereto, and
(b) shall provide the other party with reasonable assistance, as requested by the other party, to object to any such disclosure or to request confidential treatment thereof, and (c) shall take reasonable action to avoid and/or minimize the extent of such disclosure.

6. INTELLECTUAL PROPERTY OWNERSHIP

      6.1 Nothing in this Agreement transfers or licenses any right, title or interest to DYAX PATENT RIGHTS, DYAX TECHNOLOGY or HGS PATENT RIGHTS except as expressly set out herein. HGS acknowledges that the licenses to the DYAX TECHNOLOGY AND DYAX PATENT RIGHTS as granted under Paragraph 2.1, 2.2 and 2.4 are non-exclusive and that DYAX has granted and will continue to grant the same or similar rights to THIRD PARTIES. HGS further acknowledges that DYAX or THIRD PARTIES may independently discover, make or develop the same or a similar product as HGS may discover, make or develop under this Agreement.

      6.2 Subject to the rights and licenses granted in this Agreement, DYAX shall own *************, DYAX TECHNOLOGY, IMPROVEMENTS, and DYAX PATENT RIGHTS. HGS shall own all HGS TARGETS, HGS PATENT RIGHTS, *************, COLLABORATION PRODUCTS, NON-COLLABORATION PRODUCTS and NON-DYAX PRODUCTS. Both parties hereby assign and agree to assign any and all rights, title and interest in inventions as necessary to effectuate the ownership rights set forth in this Paragraph.

      6.3 *************, HGS shall have the non-exclusive worldwide royalty-free right to *************. Other than as set forth in Article 2, no license to any DYAX TECHNOLOGY or DYAX PATENT RIGHTS is granted by this Paragraph, even if such license is necessary to effectuate the right granted pursuant to this Paragraph, and no such license to any DYAX PATENT RIGHTS or DYAX TECHNOLOGY shall be implied.

Confidential material omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omissions.

7. PATENT PROSECUTION AND LITIGATION

      7.1 In connection with the preparation, filing, prosecution (including oppositions) and maintenance of patents ************* related to a COLLABORATION PRODUCT *************, HGS shall endeavor to obtain commercially reasonable patent protection (under the circumstances) *************. HGS (a) shall consult with DYAX regarding the preparation of such patents, and shall implement all reasonable requests of DYAX; (b) shall supply DYAX with a copy of each such patent application as filed, together with notice of its filing date and serial number; (c) shall consult with DYAX regarding the prosecution and maintenance of such patents, and shall implement all reasonable requests of DYAX; and (d) shall inform DYAX promptly of the allowance and issuance of each such patent, together with the date and patent number thereof, and shall provide DYAX with a copy of such patent as allowed and then as issued; and (e) shall prosecute all reexaminations and reissues as reasonably requested by DYAX.

      7.2 If HGS elects to abandon any patent application (for which it does not file a continuation application), not to pursue the filing of any foreign patent application or not to maintain any patent directed to a COLLABORATION PRODUCT for which DYAX has obtained a license under Paragraph 2.5, HGS shall give DYAX written notice thereof not less than ninety (90) days prior to the last day permitted to timely continue such patent application or to maintain such patent and protect its rights under this Paragraph 7.2. DYAX shall have the right, at its sole cost and in its sole discretion, to assume control of the preparation, filing, prosecution (including oppositions) and maintenance of such patent application or patent.

      7.3 Each party shall cooperate with the other, execute all lawful papers and instruments and make all rightful oaths and declarations as may be reasonably necessary in the preparation, filing, prosecution and maintenance of the patents or any other rights related to *************.

      7.4 Both parties will provide the other reasonable assistance to enable the other to prepare, file, prosecute and maintain patents pursuant to this
Article 7.

      7.5 In the event of the institution of any suit by a THIRD PARTY,

            7.5.1 against DYAX, its AFFILIATES or licensees (other than HGS) to the extent it is for patent infringement involving the manufacture, use, import, offer for sale, sale, distribution or marketing of a COLLABORATION PRODUCT, *************, sold by DYAX its AFFILIATES or licensees (other than HGS) , DYAX shall promptly notify HGS in writing. As between HGS and DYAX, DYAX shall be solely responsible for the cost and expense of such action and any liability that results therefrom.

            7.5.2 against HGS, its AFFILIATES or licensees (other than DYAX) to the extent it is for patent infringement involving the manufacture, use, import, offer for sale, sale, distribution or marketing of a COLLABORATION PRODUCT or NON-COLLABORATION PRODUCT sold by HGS, its AFFILIATES or licensees (other than DYAX), HGS shall promptly

Confidential material omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omissions.

notify DYAX in writing. As between HGS and DYAX, HGS shall be solely responsible for the cost and expense of such action and any liability that results therefrom.

The party defending an action under this Paragraph 7.5 shall have full control over the conduct of the action, including settlement thereof provided such settlement shall not be made without the prior written consent of the other party if it would adversely affect the rights of such other party.

      7.6 In the event that HGS or DYAX becomes aware of actual or threatened infringement of a patent related to ************* that claims a COLLABORATION PRODUCT or NON-COLLABORATION PRODUCT, or the use thereof, that party shall promptly notify the other party in writing. The owner of such patent shall have the first right but not the obligation to bring, at its own expense, an infringement action against any THIRD PARTY and to use the other party's name in connection therewith. If the owner of the patent does not commence a particular infringement action within ninety (90) days, the other party, after notifying the owner in writing, shall be entitled to bring such infringement action, in its own name and/or in the name of the patent owner, at its own expense to the extent that such party is licensed thereunder. The foregoing notwithstanding, in the event that an alleged infringer certifies pursuant to 21 U.S.C. ss. 355(b)(2)(A)(iv) against an issued patent related to ************* that claims a COLLABORATION PRODUCT or NON-COLLABORATION PRODUCT or the use thereof, as between the patent owner and the owner of the product, the party receiving notice of such certification shall immediately notify the other party of such certification, and if fourteen (14) days prior to expiration of the forty five
(45) day period set forth in 21 U.S.C. ss. 355(c)(3)(C), the owner of the patent fails to commence an infringement action, the party receiving notice, in its sole discretion, at its own expense and to the extent that it is licensed under the patent, shall be entitled to bring such infringement action in its own name and/or in the name of the patent owner. The party conducting an action under this Paragraph 7.6 shall have full control over its conduct, including settlement thereof provided such settlement shall not be made without the prior written consent of the other licensing party or licensed party if it would adversely affect the rights of such other party. The licensing party (i.e., the patent owner) and the licensed party (i.e., the owner of the product) shall reasonably assist one another and cooperate in any such litigation at the other's request, each such party paying its own costs and expenses. The party conducting the litigation shall reimburse the other party for its reasonable and actual out-of-pocket expenses incurred at the request of the party conducting the litigation for assisting in the litigation, which reimbursement shall be made within thirty (30) days of receipt by the party conducting the litigation of itemized invoices from the assisting party documenting such expenses.

      7.7 Any recovery made by a party as the result of an action for patent infringement it has conducted under Paragraph 7.6 shall be distributed as follows:

            (a) The party conducting the action shall recover its actual out-of-pocket expenses incurred in connection with the prosecution of such action, and then shall reimburse the other party for any unreimbursed actual out-of-pocket expenses.

            (b) To the extent that the recovery from such action exceeds the total of item (a), the excess shall be kept by the party conducting the action; provided, however, that to the extent that (i) the recovery is based on an award of lost sales/profits, and (ii) the party conducting the action would have incurred a royalty obligation to the other party based upon such sales, the party to whom such royalties would have been due shall receive a proportion of the excess recovery corresponding to the royalty percentage it would have otherwise been due.

      7.8 The parties shall periodically keep one another reasonably informed of the status of their respective activities regarding any such litigation or settlement thereof.

8. STATEMENTS AND REMITTANCES

      8.1 DYAX and HGS, as the case may be, shall keep and require its AFFILIATES and licensees and their distributors to keep complete and accurate records of all sales and calculations of all amounts owing hereunder. Each party shall have the right, at its expense, through an independent certified public accounting firm of nationally recognized standing reasonably acceptable to the other party, to examine pertinent financial records during regular business hours upon advance written notice during the life of this Agreement and for twelve (12) months after its termination for the purpose of verifying and reporting to HGS or DYAX as to the computation of the payments made hereunder not more than twenty four (24) months prior to the date of such notice; provided, however, that such examination shall not take place more often than once a year; provided further that such accountant shall report only as to the accuracy of the statements and payments hereunder, including the magnitude and source of any discrepancy. DYAX, HGS, and their respective AFFILIATES and licensees and their distributors shall be required to maintain such records for twenty-four (24) months. The accountant shall execute customary confidentiality agreements prior to any examination, reasonably satisfactory in form and substance to both parties, to maintain in confidence all information obtained during the course of any such examination, except for disclosure to the parties, as necessary for the above purpose. Each such examination conducted under this Paragraph 8.1 shall be at the expense of the party conducting such examination, unless a variation or error producing an increase exceeding ************* of the amount stated for any period is established in the course of any such examination, whereupon the reasonable out-of-pocket expenses of conducting such examination for such period will be paid by the other party.

      8.2 Within sixty (60) days after the close of each calendar quarter, DYAX and HGS, as the case may be, shall deliver to the other party a true accounting of all amounts owing hereunder during such calendar quarter and shall at the same time pay all amounts due.

      8.3 All royalties and other payments due under this Agreement shall be payable in U.S. dollars.

      8.4 Royalties payable on sales in countries other than the United States shall be calculated by multiplying the appropriate royalty rate times the sales in each currency in which

Confidential material omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omissions.

they are made and converting the resulting amount into United States dollars, at the rates of exchange as reported in The Wall Street Journal under the caption "Currency Trading" on the last business day in New York, New York of each royalty period. If The Wall Street Journal ceases to be published, then the rate of exchange to be used shall be that reported in such other business publication of national circulation in the United States as the parties reasonably agree. All royalty and other payments shall be without deduction of exchange, collection, or other charges. If, due to restrictions or prohibitions imposed by a national or international authority, payments cannot be made as aforesaid, the parties shall consult with a view to finding a prompt and acceptable solution, and the parties will deal with such monies as the other party may lawfully direct at no additional out-of-pocket expense to the party owed the royalty. Notwithstanding the foregoing, if royalties cannot be remitted for any reason within six (6) months after the end of the calendar quarter during which they are earned, then the party owing the royalty shall be obligated to deposit the royalties in a bank account in the country, in which such royalty was earned, in the name of the other party. Each party shall deduct any taxes which the party is obligated to pay and/or withhold in a country based on royalties due to the other based on sales in such country from royalty payments due for such country under this Agreement and pay them to the proper authorities as required by applicable laws. Each party shall maintain official receipts of payment of any such taxes and forward these receipts to the other within sixty (60) days and shall provide reasonable assistance to the other party in obtaining any credit or refund of such taxes.

      8.5 All payments to be made hereunder shall be by wire transfer of immediately available funds to an account designated by DYAX or HGS, whoever is to be the recipient of such funds.

      8.6 Any payment due from a party to the other party under this Agreement that is not paid on the date such payment is due shall bear interest at a rate per annum equal to the lesser of (a) ************* or (b) the maximum rate permitted by applicable law, in each case calculated on the number of days such payment is delinquent. If The Wall Street Journal ceases to be published, then the prime rate to be used shall be that reported in such other business publication of national circulation in the United States as the parties reasonably agree. This Section 8.6 shall in no way limit any other remedies available to a party.

9. TERM AND TERMINATION

      9.1 This Agreement shall come into effect as of the Effective Date, and unless earlier terminated as provided in this Article 9, shall remain in full force and effect until the last to expire of the parties' respective royalty obligations under this Agreement.

      9.2 A party shall have the right to terminate this Agreement with respect to any product (a) upon the breach by the other party of the other party's obligations to pay any amounts owing hereunder with respect to such product, if such breach is not cured within thirty (30) days after receipt of written notice from such party thereof. Notwithstanding the foregoing, a party may not terminate this Agreement during the pendency of an arbitration proceeding under

Confidential material omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omissions.

this Agreement in which the other party reasonably contests whether a royalty or other amount is due hereunder.

      9.3 A party shall have the right to terminate this Agreement in its entirety (a) upon the breach by the other party of the other party's obligations to pay any amounts owing hereunder, if such breach is not cured within thirty
(30) days after receipt of written notice from such party thereof, or (b) upon the material breach by the other party of the other party's obligations, if such breach is not cured within sixty (60) days after receipt of written notice from such party thereof. Notwithstanding the foregoing, a party may not terminate this Agreement during the pendency of an arbitration proceeding under this Agreement in which the other party reasonably contests whether a royalty or other amount is due hereunder, or whether it has failed to satisfy its other obligations hereunder.

      9.4 Notwithstanding expiration or termination of this Agreement, the rights and obligations of the parties under Articles 5, 6, 7, 8, 9, 11, and 13, shall survive such expiration or termination, as well as any provision not specified in this Paragraph 9.4 which is expressly stated to survive termination of this Agreement. In addition, Paragraphs 2.7 and 2.8 shall survive expiration or termination of this Agreement unless such agreement is terminated by HGS as the result of a breach by DYAX. Upon expiration of a party's royalty obligations under this Agreement with respect to a product, the licenses granted with respect to such product under DYAX PATENT RIGHTS, HGS PATENT RIGHTS ************* (as applicable) shall survive on a non-exclusive basis. Upon termination of this Agreement, whether as to any product or in its entirety, if the licensee of a party with respect to a product hereunder requests by written notice to the other party hereunder within thirty (30) days after the effective date of such termination, the other party shall grant to such licensee a direct license with respect to such product on the applicable terms and conditions of this Agreement, provided that such (sub)licensee agrees in writing to be bound by such terms and conditions.

      9.5 The provisions of Paragraphs 9.2 and 9.3 shall not limit the rights and remedies that may be otherwise available to a party under this Agreement, at law or in equity.

10. WARRANTIES AND REPRESENTATIONS

      10.1 Each of HGS and DYAX hereby represents, warrants and covenants to the other, as of the date of this Agreement, as follows:

            10.1.1 it is a corporation duly organized and validity existing under the laws of the state of its incorporation;

            10.1.2 the execution, delivery and performance of this Agreement by such party has been duly authorized by all requisite corporate action;

            10.1.3 it has the power and authority to execute and deliver this Agreement and to perform its obligations hereunder, including, without limitation, the right, power and authority to grant the licenses under Article 2;

            10.1.4 The execution, delivery and performance by such party of this Agreement and its compliance with the terms and provisions hereof to such party's best knowledge does not conflict with or result in a breach of any of the terms and provisions of or constitute a default under (i) a loan agreement, guaranty, financing agreement, agreement affecting a product or other agreement or instrument binding or affecting it or its property; (ii) the provisions of its charter documents or bylaws; or (iii) any order, writ, injunction or decree of any court or governmental authority entered against it or by which any of its property is bound;

            10.1.5 This Agreement constitutes such party's legal, valid and binding obligation enforceable against it in accordance with its terms subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to the availability of particular remedies under general equity principles.

      10.2 After the Effective Date, (a) HGS shall not enter into any agreement, or amend, modify, restate or waive any provisions of any other agreement to which it is or becomes a party, that would materially and adversely affect the rights and licenses granted to DYAX, and (b) DYAX shall not enter into any agreement, or amend, modify, restate or waive any provisions of any agreement to which it is or becomes a party, that would materially and adversely affect the rights and licenses granted to HGS.

      10.3 NOTHING IN THIS AGREEMENT SHALL BE CONSTRUED AS A WARRANTY THAT ANY PATENT INCLUDED WITHIN DYAX PATENT RIGHTS, HGS PATENT RIGHTS OR RESEARCH PROGRAM IP ARE VALID OR ENFORCEABLE OR THAT THEIR EXERCISE OR THE EXERCISE OF HGS PATENT RIGHTS, DYAX PATENT RIGHTS, DYAX TECHNOLOGY or RESEARCH PROGRAM IP PROPERTY DOES NOT INFRINGE ANY PATENT RIGHTS OF THIRD PARTIES. A HOLDING OF INVALIDITY OR UNENFORCEABILITY OF ANY SUCH PATENT, FROM WHICH NO FURTHER APPEAL IS OR CAN BE TAKEN, SHALL NOT AFFECT ANY OBLIGATION HEREUNDER, BUT SHALL ONLY ELIMINATE ROYALTIES OTHERWISE DUE UNDER SUCH PATENT FROM THE DATE SUCH HOLDING BECOMES FINAL.

      10.4 EXCEPT AS OTHERWISE EXPRESSLY SET FORTH HEREIN HGS AND DYAX MAKE NO REPRESENTATIONS OR EXTEND ANY WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR NONINFRINGEMENT.

      10.5 Each party shall use any materials provided by the other party under this Agreement in compliance with all applicable laws and regulations.

11. INDEMNIFICATION

      11.1 DYAX shall defend, indemnify and hold harmless HGS, its AFFILIATES, licensors of HGS and each of their respective directors, officers, shareholders, agents and employees, from and against any and all liability, loss, damages and expenses (including reasonable attorneys' fees) as the result of claims, demands, actions or proceedings by any THIRD PARTY which are made or instituted against any of them arising out of the development, manufacture, possession, distribution, use, testing, sale or other disposition of any COLLABORATION PRODUCT by or through DYAX, its AFFILIATES or any THIRD PARTY granted rights by DYAX under this Agreement. DYAX's obligation to defend, indemnify and hold harmless shall include claims, demands, actions or proceedings, whether for money damages or equitable relief by reason of alleged personal injury (including death) to any person or alleged property damage, provided, however, the indemnity shall not extend to any claims against an indemnified party which result from the gross negligence or willful misconduct of an indemnified party. DYAX shall have the exclusive right to control the defense of any action which is to be indemnified in whole by DYAX hereunder, including the right to select counsel reasonably acceptable to HGS to defend HGS and the indemnified parties hereunder, and to settle any claim, demand, action or proceeding, provided that, without the prior written consent of HGS (which shall not be unreasonably withheld or delayed), DYAX shall not agree to settle any claim, demand, action or proceeding, to the extent such settlement would have a material adverse effect on HGS. The provisions of this paragraph shall survive and remain in full force and effect after any termination, expiration or cancellation of this Agreement and DYAX's obligations hereunder shall apply whether or not such claims are rightfully brought. DYAX shall require each (sub)licensee hereunder to agree to indemnify HGS, in a manner consistent with this Paragraph 11.1.

      11.2 HGS shall defend, indemnify and hold harmless DYAX, its AFFILIATES, licensors of DYAX and each of their respective directors, officers, shareholders, agents and employees, from and against any and all liability, loss, damages and expenses (including reasonable attorneys' fees) as the result of claims, demands, actions or proceedings by any THIRD PARTY which are made or instituted against any of them arising out of the development, manufacture, possession, distribution, use, testing, sale or other disposition of any COLLABORATION PRODUCT, NON-COLLABORATION PRODUCT or NON-DYAX PRODUCT by or through HGS, its AFFILIATES or any THIRD PARTY granted rights by HGS under this Agreement. HGS' obligation to defend, indemnify and hold harmless shall include claims, demands, actions or proceedings, whether for money damages or equitable relief by reason of alleged personal injury (including death) to any person or alleged property damage, provided, however, the indemnity shall not extend to any claims against an indemnified party which result from the gross negligence or willful misconduct of an indemnified party. HGS shall have the exclusive right to control the defense of any action which is to be indemnified in whole by HGS hereunder, including the right to select counsel reasonably acceptable to DYAX to defend DYAX and the indemnified parties hereunder and to settle any claim, demand, action or proceeding, provided that, without the prior written consent of DYAX (which shall not be unreasonably withheld or delayed), HGS shall not agree to settle any claim, demand, action or proceeding to the extent such claim, demand, action or proceeding has a material adverse effect on DYAX. The provisions of this paragraph shall survive and remain in full force and effect after any termination, expiration or cancellation of this Agreement and HGS' obligation hereunder shall apply whether or not such claims are rightfully brought. HGS shall require each licensee hereunder to agree to indemnify DYAX in a manner consistent with this Paragraph 11.2.

      11.3 A person or entity that intends to claim indemnification under this
Article 11 (the "Indemnitee") shall promptly notify the other party (the "Indemnitor") of any claim, demand, action or proceeding for which the Indemnitee intends to claim such indemnification, and the Indemnitor, after it determines that indemnification is required of it, shall assume the defense thereof with counsel selected by the Indemnitor and reasonably acceptable to the other party; provided, however, that an Indemnitee shall have the right to retain its own counsel, with the fees and expenses to be paid by the Indemnitor if the Indemnitor does not assume the defense or if representation of such Indemnitee by the counsel retained by the Indemnitor would be inappropriate due to actual or potential conflicts of interest between such Indemnitee and any other party represented by such counsel in such proceedings. The indemnity agreement in this Article 11 shall not apply to amounts paid in settlement of any claim, demand, action or proceeding if such settlement is effected without the consent of the Indemnitor, which consent shall not be unreasonably withheld or delayed. The failure to deliver notice to the Indemnitor within a reasonable time after the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such Indemnitor of any liability to the Indemnitee under this Article 11, but failure to deliver notice to the Indemnitor will not relieve it of any liability that it may have to any Indemnitee otherwise than under this Article 11. The Indemnitee under this
Article 11, its employees and agents, shall reasonably cooperate with the Indemnitor and its legal representatives in the investigations of any claim, demand, action or proceeding covered by this indemnification. In the event that each party claims indemnity from the other and one party is finally held liable to indemnify the other, the Indemnitor shall additionally be liable to pay the reasonable legal costs and attorneys' fees incurred by the Indemnitee in establishing its claim for indemnity.

12. FORCE MAJEURE

      12.1 If the performance by a party of any obligation under this Agreement (other than an obligation for the payment of money) is prevented, restricted, interfered with or delayed by reason of any reasonably unforeseeable cause beyond the reasonable control of the party liable to perform, the party so affected shall, upon giving written notice to the other party, be excused from such performance to the extent of such prevention, restriction, interference or delay by such reasonably unforeseeable cause beyond its reasonable control, provided that the affected party shall use commercially reasonable efforts to avoid or remove such causes of non-performance and shall continue performance with the utmost dispatch whenever such causes are removed. When such circumstances arise, the parties shall discuss what, if any, modification of the terms of this Agreement may be required in order to arrive at an equitable solution.

13. DISPUTE RESOLUTION

      13.1 All disputes between the Parties arising out of the circumstances and relationships contemplated by this Agreement including disputes relating to the validity, construction or interpretation of this Agreement and including disputes relating to pre-contractual representations shall be in the first instance referred to the respective Chief Executive Officers of the Parties. If they fail to agree then any dispute shall be settled by arbitration as follows:

      13.2 The dispute may be referred by either party for arbitration in accordance with the provisions of this Article 13 under the guidelines of the American Arbitration Association ("AAA") in Wilmington, Delaware under the commercial rules then in effect for AAA, except as otherwise provided for herein.

            13.2.1 A party shall notify the other in writing should it intend to initiate arbitration. The parties shall select, by mutual agreement, one arbitrator within a time period of thirty (30) days after receipt of such notice. Should no arbitrator be chosen within such period, the AAA shall appoint the arbitrator within thirty (30) days after the end of such period. Within thirty (30) days after selection of such arbitrator, each party shall submit to the arbitrator a proposed resolution of the dispute and the reasons supporting such resolution. Should either party desire, a joint meeting before the arbitrator shall be held within thirty (30) days after the end of the above resolution submission period.

            13.2.2 Within thirty (30) days after the later of (i) the end of the resolution submission period or (ii) holding of a joint meeting, the arbitrator shall decide the matter.

            13.2.3 Unless otherwise agreed to by the parties, the arbitrator shall make such decisions based on the following factors in descending order of importance: (a) consistency with the provisions of this Agreement; (b) consistency with the intent of the parties as reflected in this Agreement; and
(c) customary and reasonable provisions included in comparable agreements. The decision of the arbitrator will be binding upon the parties without the right of appeal, and judgment upon the decision may be entered in any court having jurisdiction thereof.

            13.2.4 The parties shall share equally the reasonable documented cost of such arbitration proceeding, but not the individual cost of the parties in participating in such proceeding.

      13.3 This Article 13 shall not limit in any way the right of a party to bring an action (and enforce a judgment) for equitable relief in any court of competent jurisdiction.

      13.4 This Agreement shall be construed and enforced in accordance with the laws of the State of Delaware (without reference to the conflicts of law principles thereof).

14. ENTIRE AGREEMENT

      14.1 This Agreement (including Exhibits A, B and C) constitutes the entire agreement between the parties regarding the subject matter hereof and supersedes all previous writings, understandings, representations and agreements, except for the Development Agreement dated July 7, 1999 between the parties. No terms or provisions of this Agreement shall be varied or modified by any prior or subsequent statement, conduct or act of either of the parties, except that the parties may amend this Agreement by written instruments specifically referring to and executed in the same manner as this Agreement.

15. NOTICES

      15.1 Any notice required or permitted under this Agreement shall be in writing, and shall be delivered to the following addresses of the parties:

        HUMAN GENOME SCIENCES, INC.
        9410 Key West Avenue
        Rockville, Maryland 20850
        Attention: Business Development
        Fax: 301-762-5181

        copy to:

        HUMAN GENOME SCIENCES, INC.
        9410 Key West Avenue
        Rockville, Maryland 20850
        Attention: General Counsel
        Fax: 301-309-8439

        DYAX CORP.
        One Kendall Square, BLDG. 600, Suite 623
        Cambridge, Massachusetts 02139
        Attn: CEO
        Fax: 617-225-2501

      15.2 Any notice required or permitted to be given concerning this Agreement shall be effective upon receipt by the party to whom it is addressed.

16. ASSIGNMENT AND CHANGE OF CONTROL

      16.1 This Agreement and the licenses herein granted shall be binding upon and inure to the benefit of the parties and their respective permitted assignees and successors in interest. Neither this Agreement nor any interest hereunder shall be assignable by a party without the prior written consent of the other party and any attempted assignment contrary to this Paragraph 16.1 shall be void and without force and effect. Notwithstanding the foregoing, a party may assign this Agreement and all of its rights and obligations hereunder to any AFFILIATE or to any THIRD PARTY in connection with the transfer or sale of all or substantially all of its business, or to which it may transfer all or substantially all of its assets to which this Agreement relates, or in the event of its merger, consolidation, change in control or similar transaction, without obtaining the consent of the other party, provided that the assigning party remains liable under this Agreement and that the THIRD PARTY assignee or surviving entity assumes in writing all of its obligations under this Agreement

      16.2 Notwithstanding Paragraph 16.1, if DYAX is acquired by a Pharmaceutical Company (as defined below), transfers or sells all or substantially all of its business or its assets

Confidential material omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omissions.

to which this Agreement relates to such a company, or in the event of its merger, consolidation, change in control or similar transaction with such a company, DYAX shall promptly notify HGS of such transfer, sale or other event.
*************.

17. COUNTERPARTS

      17.1 This Agreement may be executed in any number of counterparts, and each such counterpart shall be deemed an original instrument, but all such counterparts together shall constitute but one agreement.

18. WAIVER

      18.1 Any delay or failure in enforcing a party's rights under this Agreement or any waiver as to a particular default or other matter shall not constitute a waiver of such party's rights to the future enforcement of its rights under this Agreement, nor operate to bar the exercise or enforcement thereof at any time or times thereafter, excepting only as to an express written and signed waiver as to a particular matter for a particular period of time.

      18.2 Notwithstanding the foregoing, in the event DYAX or HGS challenges whether any payments contemplated hereunder (including, without limitation royalties or milestones) are due, it shall have the right, but not the obligation, to make such payments under protest (reserving all rights hereunder) pending resolution of such dispute.

19. INDEPENDENT RELATIONSHIP

      19.1 Nothing herein contained shall create an employment, agency, joint venture or partnership relationship between the parties hereto or any of their agents or employees, or any other legal arrangement that would impose liability upon one party for the act or failure to act of the other party. No party shall have any power to enter into any contracts or commitments or to incur any liabilities in the name of, or on behalf of, the other party, or to bind the other party in any respect whatsoever.

20. FURTHER ACTIONS

      20.1 Each party agrees to execute, acknowledge and deliver such further instruments and to do all such other acts, as may be necessary or appropriate in order to carry out the purposes and intent of this Agreement.

      IN WITNESS WHEREOF, the parties, through their authorized officers, have executed this Agreement as of the Effective Date.

        DYAX CORP.


        BY: /s/ Henry E. Blair
            ------------------------------------------
               Henry E. Blair
               Chairman and Chief Executive Officer


        HUMAN GENOME SCIENCES, INC.


        BY: /s/ Arthur M. Mandell
            ------------------------------------------
               Arthur M. Mandell
               Senior Vice President, Corporate and
                 Business Development

Confidential material omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omissions.

                                    EXHIBIT A
                                  Patent Rights

================================================================================
                    Application/
      Country         Patent No.     Filing Date    Patent No.    Issue Date
      -------         ----------     -----------    ----------    ----------
--------------------------------------------------------------------------------
US                   07/664,989*          3/1/91     5,223,409       6/29/93
--------------------------------------------------------------------------------
US                         9,319         1/26/93     5,403,484        4/4/95
--------------------------------------------------------------------------------
US                    08/057,667         6/18/93     5,571,698       11/5/96
--------------------------------------------------------------------------------
US div                08/415,922          4/3/95     5,837,500      11/17/98
--------------------------------------------------------------------------------
US div                08/993,776        12/18/97
--------------------------------------------------------------------------------
US div             *************        11/16/98
--------------------------------------------------------------------------------
US div             *************        11/16/98
--------------------------------------------------------------------------------
PCT                   US89/03731          9/1/89
                   W09002809 pub         3/22/90
--------------------------------------------------------------------------------
EPO                  89/910702.3          9/1/89       436,597        4/2/97
                    EP436597 pub         7/17/91
--------------------------------------------------------------------------------
EPO div              96/112867.5          8/9/96       Allowed
                   *************     4/16/97 pub
--------------------------------------------------------------------------------
Japan                   89510087          9/1/89
                 JP4502700 (pub)         5/21/92
--------------------------------------------------------------------------------
Canada                   610,176          9/1/89     1,340,288      12/29/98
--------------------------------------------------------------------------------
Ireland                IR89/2834          9/4/89
--------------------------------------------------------------------------------
Israel                     91501          9/1/89         91501       6/11/98
--------------------------------------------------------------------------------
Israel             *************         5/29/97
--------------------------------------------------------------------------------
PCT                   US92/01456         2/27/92
                 W09215677 (pub)         9/17/92
--------------------------------------------------------------------------------
EPO                  92/908057.0         2/27/92
--------------------------------------------------------------------------------
Canada                   2105300         2/27/92
--------------------------------------------------------------------------------
Japan                   92507558         2/27/92
--------------------------------------------------------------------------------
PCT                   US92/01539         2/28/92
                 W09215679 (pub)         9/17/92
--------------------------------------------------------------------------------
EPO                  92/908799.7         2/28/92
--------------------------------------------------------------------------------
Canada                   2105303         2/28/92
--------------------------------------------------------------------------------

================================================================================

Confidential material omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omissions.

================================================================================
Japan                   92508216         2/28/92
--------------------------------------------------------------------------------
EPO                *************       5/18/99**
================================================================================

* CIP of US SN487,063 filed 3/2/90 which is a CIP of US SN240,160 filed 9/2/88 All Protein Engineering Corporation patent rights have been assigned to Dyax Corp. **Application assigned to TargetQuest B.V., a wholly-owned subsidiary of Dyax Corp.

Confidential material omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omissions.

                                    EXHIBIT B

*************

Confidential material omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omissions.

                                    EXHIBIT C

                              DEVELOPMENT AGREEMENT

THIS AGREEMENT, effective as of ______, 2000 (the "Effective Date"), is made by and between DYAX CORP., a Delaware corporation ("DYAX"), and _________________, a ________corporation ("CUSTOMER").

WHEREAS DYAX possesses technology and expertise related to the discovery of proteins and peptides having novel binding properties and the development and manufacture of affinity chromatography purification media for use in the separation and purification of proteins;

WHEREAS CUSTOMER is engaged in the discovery, development and manufacture of [description of each customer product] ( "Customer Product");

WHEREAS DYAX and CUSTOMER wish to enter into a collaboration in which DYAX will utilize its technology and expertise to develop unique affinity ligands and chromatography purification media (the "Dyax Product") for use by CUSTOMER in the purification of the Customer Product.

NOW, HEREBY the parties do hereby agree as follows:

                      ARTICLE 1. DISCOVERY AND DEVELOPMENT

1.1. Project Plan. The Project Plan, which is attached hereto and incorporated herein by reference, sets forth a description of the Customer Product, a description of the work to be undertaken by DYAX in connection with the discovery, evaluation and development of the Dyax Product candidates, an estimated timeline, the amount of compensation due DYAX for such work, and the specification and payment amount for the performance milestones from such work. The Project Plan shall be considered an integral part of this Agreement.

1.2. Conduct of Work. DYAX agrees to devote commercially reasonable resources and efforts to the diligent conduct of the work described in the Project Plan. CUSTOMER agrees to provide the materials set forth in the Project Plan to DYAX in a timely manner and to cooperate with DYAX in the review and selection of Dyax Product candidates and in the evaluation of such candidates. During the course of the work, DYAX's representatives shall consult with representatives of CUSTOMER at the reasonable request of CUSTOMER to respond to questions and facilitate the exchange of appropriate information on the progress of the Project Plan.

1.3. Project Plan Fee. In consideration of the performance by DYAX of the work set forth in the Project Plan, CUSTOMER agrees to pay DYAX the project fee specified in the Project Plan, *************.

Confidential material omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omissions.

1.4. Selection of Dyax Product candidates. DYAX shall provide CUSTOMER with a report identifying Dyax Product candidates. CUSTOMER shall have a period of ************* from receipt of the report to select Dyax Product candidates for evaluation. CUSTOMER agrees to pay the media development fee set forth in the Project Plan for each Dyax Product candidate that CUSTOMER selects for evaluation. *************.

1.5 Evaluation Period and Milestone Payment. CUSTOMER shall have a period of ************* from delivery of the media for the selected candidates to undertake the necessary experiments to reasonably verify whether the milestone set forth in the Project Plan has been met. CUSTOMER agrees to pay DYAX the milestone payment set forth in the Project Plan upon the earlier of verification by CUSTOMER that the milestone has been met or notification by CUSTOMER to DYAX of its intent to acquire a license as set forth in Article 2.

                        ARTICLE 2. RIGHTS TO DYAX PRODUCT

2.1 Exclusive License Rights. Within ************* following the delivery of the media for the selected Dyax Product candidates to CUSTOMER, CUSTOMER shall notify DYAX whether it wishes to acquire an exclusive license to, and be supplied with, any Dyax Product solely for the purpose of the purification of the Customer Product. If the milestone payment required by paragraph 1.5 has not yet been paid at the time of giving of such notice, CUSTOMER shall include the payment with the notice. The parties shall then promptly negotiate in good faith the terms and conditions of an exclusive license for the applicable Dyax Product which shall include the following payment and supply terms: *************. Any decision to license the Dyax Product to CUSTOMER for the purification of the Customer Product on a non-exclusive basis shall be at the sole discretion of DYAX and shall contain such payment and supply terms that may be mutually agreed upon by the parties.

2.2 Research License In the event that CUSTOMER is not prepared to make a commitment to an exclusive license pursuant to Section 2.1, CUSTOMER may notify DYAX within ************* following the delivery of the media for the selected Dyax Product candidates of its desire to acquire a one year Research License. Upon giving such notice, the parties shall promptly negotiate in good faith the terms and conditions of a one year Research License which shall include immediate payment to DYAX of a license fee *************, the limitations of the license right and the ability of CUSTOMER to obtain research and development services from DYAX at DYAX's full time equivalent rate.

                       ARTICLE 3. CONFIDENTIAL INFORMATION

3.1. Disclosure of Confidential Information.

      (a) In connection with the performance of their respective obligations under this Agreement, each party intends to disclose certain confidential information and materials which it owns to the other party relating to the Customer Product and the Dyax Products and the Dyax Product candidates, including such information and materials as are developed hereunder ( the "Confidential Information"). During the term of this Agreement and for a period of ************* thereafter, each party shall maintain all Confidential Information in strict confidence, except that the Receiving Party may disclose or permit the disclosure of any Confidential Information to its directors, officers, employees, consultants, advisors, and customers who are obligated to maintain the confidential nature of such Confidential Information and who need to know such Confidential Information for the purposes set forth in this Agreement; and use all Confidential Information solely for the purposes set forth in this Agreement.

      (b) The obligations of confidentiality and non-use set forth above shall not apply to the extent that the Receiving Party can demonstrate that certain Confidential Information: was in the public domain prior to the time of its disclosure under this Agreement; entered the public domain after the time of its disclosure under this Agreement through means other than an unauthorized disclosure resulting from an act or omission by the Receiving Party; was independently developed or discovered by the Receiving Party prior to the time of its disclosure under this Agreement; or is or was disclosed to the Receiving Party at any time, whether prior to or after the time of its disclosure under this Agreement, by a third party having no fiduciary relationship with the Disclosing Party and having no obligation of confidentiality with respect to such Confidential Information; or is required to be disclosed to comply with applicable laws or regulations, or with a court or administrative order.

      (c) Notwithstanding the foregoing, the parties may each announce the existence of this Agreement and that CUSTOMER is a customer of DYAX provided that the language of any such announcement shall be agreed to in advance by the parties.

                        ARTICLE 4. INTELLECTUAL PROPERTY

4.1. Definitions. As used in this Agreement, the term "Invention" means any development, conception, technique, process, invention, material, discovery, or improvement, whether or not patentable, that arises as a result of the performance of this Agreement. "Dyax Invention" shall mean an Invention that is discovered, developed, conceived, or reduced to practice during this Agreement and which relates to the Dyax Products or Dyax Product candidates and their derivatives, including the phage display libraries and technology, and affinity ligands and media, and the sequence, characteristic and performance information thereof. "Customer Invention" shall mean an Invention, other than a Dyax Invention, that is discovered, developed, conceived, or reduced to practice during this Agreement and which relates to the Customer Product.

6.2. Ownership & Rights to Intellectual Property. DYAX shall have sole ownership and control of all Dyax Inventions. CUSTOMER shall have sole ownership and control of all Customer Inventions. Each party's rights to any Invention of the other shall be governed by this Agreement and by any exclusive license and supply agreement for the use by CUSTOMER of a Dyax Product in the purification of the Customer Product or by any research license, either of which may be entered into by the parties pursuant to Article 2 of this Agreement.

                         ARTICLE 5. TERM AND TERMINATION

5.1. Term. This Agreement shall commence on the Effective Date and continue until termination pursuant to this Article 5 or as a result of CUSTOMER'S decision not to proceed with any license pursuant to Article 2 of this Agreement.

5.2. Termination by CUSTOMER. Provided that CUSTOMER has made all payments specified in this Agreement which have become due and payable, CUSTOMER shall have the right to terminate this Agreement at any time by giving 90 days written notice to DYAX. CUSTOMER agrees to promptly pay DYAX for uncompensated costs and milestone payments for work completed by DYAX prior to the termination date, including for any work done during the 90- day termination notice period. CUSTOMER agrees that no refund of any sums paid to DYAX shall be due upon any such termination.

5.3. Termination for Material Breach. This Agreement may be terminated by either party upon 90 days written notice to the other party if any provision hereof is materially breached, unless such breach is corrected or reasonable efforts are being made to correct such breach within the 90-day notice period.

5.4. Consequences of Termination and Survival. Upon termination any rights granted to CUSTOMER under this Agreement shall cease and CUSTOMER shall return any Dyax Products or Dyax Product candidates to DYAX. DYAX will have the unrestricted and exclusive right to any Dyax Product, Dyax Product candidates, Dyax Inventions and the results of the Project Plan. Termination of this Agreement shall not relieve either party of its obligations incurred prior to termination. The provisions of Article 3. and Article 4. and Section 6.4 shall survive expiration or termination of this Agreement.

                          ARTICLE 6. GENERAL PROVISIONS

6.1. Notices. Any notices permitted or required by this Agreement shall be sent by facsimile, registered mail or a recognized private mail carrier service and shall be effective when received if sent and addressed as follows or to such other address as may be designated by a party in writing:

    If to DYAX:                          President, Separations Division
                                         Dyax Corp.
                                         One Kendall Square, Bldg. 600
                                         Cambridge, MA  02139
                                         Telephone:   (617) 225-2500
                                         Fax:         (617) 225-2501

    If to CUSTOMER:                      _________________________
                                         _________________________
                                         _________________________
                                         Attention: ____________
                                         Telephone:   (__)___________

                                         Fax:         (__)___________

6.2. Entire Agreement; Amendment. This Agreement set forth the entire understanding of the parties with respect to the subject matter hereof and supersedes all prior agreements, written and oral, between the parties. No modification of any of the terms of this Agreement shall be deemed to be valid unless it is in writing and signed by the party against whom enforcement is sought.

6.3. Force Majeure. Neither party shall be held liable or responsible to the other party nor be deemed to have defaulted under or breached this Agreement for failure or delay in performing any term of this Agreement when such failure or delay is caused by or results from causes beyond the reasonable control of the affected party, including but not limited to fire, floods, embargoes, war, acts of war (whether war is declared or not), riots, strikes, lockouts or other labor disturbances, lawsuits, acts of God or acts, omissions or delays in acting by any court, governmental authority or the other party.

6.4. Warranties. WITH RESPECT TO ANY DYAX PRODUCT CANDIDATE OR DYAX PRODUCT, DYAX DISCLAIMS ANY AND ALL WARRANTIES OF ANY KIND, WHETHER EXPRESSED OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, ANY WARRANTIES ARISING FROM COURSE OF DEALING OR USAGE OF TRADE OR ANY WARRANTIES OF PATENT VALIDITY OR FREEDOM OF OR FROM PATENT INFRINGEMENT. Neither party shall be liable to the other for consequential, incidental, indirect or punitive damages arising from the performance or nonperformance of such party under this Agreement.

6.5. Waiver; Severability. No waiver by either party of any default, right or remedy shall be effective unless in writing, nor shall any such waiver operate as a waiver of any other or of the same default, right or remedy, respectively, on a future occasion. In the event that any term or provision of this Agreement shall violate any applicable statute, ordinance or rule of law in any jurisdiction in which it is used, such provision shall be ineffective to the extent of such violation without invalidating any other provision hereof.

6.6. Assignment. This Agreement may not be assigned or otherwise transferred by either party without the consent of the other party; provided, however, that either DYAX or CUSTOMER may, without such consent, assign its rights and obligations under this Agreement (i) in connection with a corporate reorganization to an affiliate, all or substantially all of the equity interest of which is owned and controlled by such party or its parent corporation, or
(ii) in connection with a merger, consolidation or sale of substantially all of such party's assets to an unrelated third party. Any permitted assignee shall assume all obligations of its assignor under this Agreement.

6.7. Independent Parties. This Agreement shall not be deemed to create any partnership, joint venture, or agency relationship between the parties. Each party hereto is acting as an independent contractor.

6.8. Governing Law. This Agreement shall be governed by and construed under the laws of the Commonwealth of Massachusetts.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

DYAX CORP.                          _____________________

By:____________________________     By: ____________________________
Title: ________________________     Title: _________________________